                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 26, 1998, with respect to the financial statements of MicroSim Corporation in Amendment No. 2 to the Registration Statement (Form S-4 No. 333-65055) and related Prospectuses of Summit Design, Inc.


                                          Ernst & Young LLP


Orange County, California
December 21, 1998